Short-Term Borrowings - Related Party	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Short-Term Borrowings — Related Party
10.	Short-term borrowings — related party
On June 8, 2021, Legacy Celularity entered into a $
5,000
 loan agreement with C.V. Starr & Co., Inc. (“CV Starr”), a stockholder of the Company. The loan accrued interest on outstanding principal at a rate equal to (a)
8.0
% per year until, and including, July 31, 2021 and (b)
10.0
% per year commencing on, and including August 1, 2021. Accrued and unpaid interest was payable on July 31, 2021, the last day of each month thereafter, on the date of any prepayment of the loan, on the maturity date and, after the maturity date, on demand. The loan was required to be paid in full on the earlier of (i)
June 8, 2022
, (ii) the date of the consummation of the Business Combination and (iii) the date the outstanding principal was declared due and payable by CV Starr as remedy to an event of default (the “Maturity Date”). On the earlier of (i) the Maturity Date or (ii) the date on which the loan was repaid in full and the commitments of CV Starr were terminated, Legacy Celularity was required to pay CV Starr an exit fee in an amount equal to
2.0
% of the aggregate principal amount of the loan advanced.
Under the terms of the loan, Legacy Celularity could not permit the aggregate amount of cash and cash equivalents to be less than $5,000 for more than five consecutive business days. Legacy Celularity could not borrow an additional $5,000 under the loan agreement should it project that the aggregate amount of its cash and cash equivalents would be less than $5,000 prior to the consummation of the Business Combination.
During the year ended December 31, 2021, the Company repaid amounts outstanding under the short term borrowing arrangement with CV Starr and the arrangement was cancelled. Total amount paid to CV Starr was $5,146, which included principal, accrued interest and the exit fee.